Exhibit 99.1 Helen of Troy Limited Announces G. Scott Uzzell Appointed to Become Chief Executive Officer El Paso, Texas, August 13, 2025 — Helen of Troy Limited (NASDAQ: HELE), designer, developer, and worldwide marketer of branded consumer home, outdoor, beauty, and wellness products, today announced that its Board of Directors has appointed G. Scott Uzzell (Scott) as Chief Executive Officer, effective September 1, 2025. Brian Grass, the Company’s current interim CEO, will return to his role as Chief Financial Officer. Timothy F. Meeker, Chairman of the Board, stated: “Following a vigorous, deliberate, and thoughtful executive search, the Board has unanimously determined that G. Scott Uzzell is the right person to lead Helen of Troy and capitalize on the Company’s leading consumer brand platform. He is a strategic leader with a strong track record of building and growing consumer brands. We believe he has the ability to bring people together, develop and retain talent, and enrich our culture and values, all while being a strong allocator of capital with sound risk management. Scott has great sensitivity to the needs, wants, and expectations of consumers and has the ability to grasp the spirit of the times. His intimate knowledge of brand building and his ability to unite and engage teams is exactly what Helen of Troy needs as it enters its next chapter to boost product innovation and growth.” Mr. Meeker continued: “On behalf of the Board, I want to thank Brian Grass and Tracy Scheuerman for their dedicated leadership as interim CEO and CFO. Their discipline and focus have been a source of stability as we continue the work needed to deliver better execution, rebuild innovation, restore growth, and regain investor confidence. I am confident they will assist Scott in making a smooth transition.” Mr. Uzzell commented: “I am excited to have the opportunity to lead Helen of Troy and continue to develop its distinguished family of highly trusted brands and innovations that delight consumers. I intend to leverage the Company’s durable foundation as a purpose- driven innovation leader to serve the needs of consumers and to elevate lives in moments that matter everywhere, every day. I look forward to working with Helen of Troy’s talented associates to return the Company to consistent growth and deliver strong value creation for shareholders. I also want to take this opportunity to thank Tim and the Board of Directors for this honor and I am eager to begin partnering with the team to build a successful future for all stakeholders.” Scott most recently served as Corporate Vice President & General Manager of Nike North America and was a member of the Nike, Inc. Executive Leadership Team. Nike North America generates +$21B revenue with +30,000 employees across all aspects of Nike and Jordan Brands. Prior to Nike North America, Scott was President & CEO of Converse, Inc. for four years where he led a turnaround built on new product innovation and marketplace excellence. Scott joined Converse, Inc. from The Coca-Cola Company, where he served as President of the Venturing & Emerging Brands Group (VEB). He led the development of a portfolio of high growth emerging brands including Honest Tea, Body Armor, Health-Ade Kombucha and Fairlife Milk. Under Scott’s leadership, VEB successfully identified and

2 invested in trend-forward brands and categories, closing multiple M&A transactions to enhance shareholder value. Scott began his career in sales and marketing for leading consumer goods companies, including Procter & Gamble, Coca-Cola, and Nabisco, before returning to Coca-Cola in 2001 to step into more prominent leadership roles. In addition, Scott serves on the SC Johnson Company Board of Directors. He is also presently a member of the Florida A&M University Board and University of Chicago Booth School Advisory Board. Scott received his B.S. in business from Florida A&M University and his MBA from the University of Chicago Booth School of Business. About Helen of Troy Limited Helen of Troy Limited (NASDAQ: HELE) is a leading global consumer products company offering creative products and solutions for its customers through a diversified portfolio of well-recognized and widely-trusted brands, including OXO, Hydro Flask, Osprey, Vicks, Braun, Honeywell, PUR, Hot Tools, Drybar, Curlsmith, Revlon, and Olive & June. All trademarks herein belong to Helen of Troy Limited (or its subsidiaries) and/or are used under license from their respective licensors. For more information about Helen of Troy, please visit http://investor.helenoftroy.com/ Forward-Looking Statements Certain written and oral statements made by the Company and subsidiaries of the Company may constitute “forward-looking statements” as defined under the Private Securities Litigation Reform Act of 1995. This includes statements made in this press release, in other filings with the SEC, and in certain other oral and written presentations. Generally, the words “anticipates”, “assumes”, “believes”, “expects”, “plans”, “may”, “will”, “might”, “would”, “should”, “seeks”, “estimates”, “project”, “predict”, “potential”, “currently”, “continue”, “intends”, “outlook”, “forecasts”, “targets”, “reflects”, “could”, and other similar words identify forward-looking statements. All statements that address operating results, events or developments that the Company expects or anticipates may occur in the future, including statements related to sales, expenses, including cost reduction measures, earnings per share results, and statements expressing general expectations about future operating results, are forward-looking statements and are based upon its current expectations and various assumptions. The Company currently believes there is a reasonable basis for these expectations and assumptions, but there can be no assurance that the Company will realize these expectations or that these assumptions will prove correct. Forward-looking statements are only as of the date they are made and are subject to risks, many of which are beyond the Company's control, that could cause them to differ materially from actual results. Accordingly, the Company cautions readers not to place undue reliance on forward- looking statements. The forward-looking statements contained in this press release should be read in conjunction with, and are subject to and qualified by, the risks described in the

3 Company's Form 10-K for the year ended February 28, 2025, and in the Company's other filings with the SEC. Investors are urged to refer to the risk factors referred to above for a description of these risks. Such risks include, among others, the geographic concentration of certain United States (“U.S.”) distribution facilities which increases its risk to disruptions that could affect the Company's ability to deliver products in a timely manner, the occurrence of cyber incidents or failure by the Company or its third-party service providers to maintain cybersecurity and the integrity of confidential internal or customer data, a cybersecurity breach, obsolescence or interruptions in the operation of the Company's central global Enterprise Resource Planning systems and other peripheral information systems, the Company's ability to develop and introduce a continuing stream of innovative new products to meet changing consumer preferences, actions taken by large customers that may adversely affect the Company's gross profit and operating results, the Company's dependence on sales to several large customers and the risks associated with any loss of, or substantial decline in, sales to top customers, the Company's dependence on third-party manufacturers, most of which are located in Asia, and any inability to obtain products from such manufacturers or diversify production to other regions or source the same product in multiple regions or implement potential tariff mitigation plans, the Company's ability to deliver products to its customers in a timely manner and according to their fulfillment standards, the risks associated with trade barriers, exchange controls, expropriations, and other risks associated with domestic and foreign operations including uncertainty and business interruptions resulting from political changes and events in the U.S. and abroad, and volatility in the global credit and financial markets and economy, the Company's dependence on the strength of retail economies and vulnerabilities to any prolonged economic downturn, including a downturn from the effects of macroeconomic conditions, any public health crises or similar conditions, risks associated with weather conditions, the duration and severity of the cold and flu season and other related factors, the Company's reliance on its Chief Executive Officer and a limited number of other key senior officers to operate its business, risks associated with the use of licensed trademarks from or to third parties, the Company's ability to execute and realize expected synergies from strategic business initiatives such as acquisitions, including Olive & June, divestitures and global restructuring plans, including Project Pegasus, the risks of significant tariffs or other restrictions continuing to be placed on imports from China, Mexico or Vietnam, including by the new U.S. presidential administration which has promoted and implemented plans to raise tariffs and pursue other trade policies intended to restrict imports, or any retaliatory trade measures taken by China, Mexico or Vietnam, the risks of potential changes in laws and regulations, including environmental, employment and health and safety and tax laws, and the costs and complexities of compliance with such laws, the risks associated with increased focus and expectations on climate change and other sustainability matters, the risks associated with significant changes in or the Company's compliance with regulations, interpretations or product certification requirements, the risks associated with global legal developments regarding privacy and data security that could result in changes to its business practices, penalties, increased cost of operations, or otherwise harm the business, the Company's dependence on whether it is classified as a “controlled foreign corporation” for U.S. federal income tax purposes which impacts the tax treatment of its non-U.S. income,

4 the risks associated with legislation enacted in Bermuda and Barbados in response to the European Union's review of harmful tax competition and additional focus on compliance with economic substance requirements by Bermuda and Barbados, the risks associated with accounting for tax positions and the resolution of tax disputes, the risks associated with product recalls, product liability and other claims against the Company, and associated financial risks including but not limited to, increased costs of raw materials, energy and transportation, significant additional impairment of the Company's goodwill, indefinite-lived and definite-lived intangible assets or other long-lived assets, risks associated with foreign currency exchange rate fluctuations, the risks to the Company's liquidity or cost of capital which may be materially adversely affected by constraints or changes in the capital and credit markets, interest rates and limitations under its financing arrangements, and projections of product demand, sales and net income, which are highly subjective in nature, and from which future sales and net income could vary by a material amount. The Company undertakes no obligation to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise. Investor Contact: Helen of Troy Limited Anne Rakunas, Director, External Communications (915) 225-4841 ICR, Inc. Allison Malkin, Partner (203) 682-8200